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                                                                 EXHIBIT 10.2(a)

                                 AMENDMENT NO. 2
        TO MASTER LETTER OF CREDIT FACILITY AGREEMENT AND LOAN DOCUMENTS

            AMENDMENT NO. 2 dated as of July 14, 2004 (this "Amendment") to (i) the Master L/C Facility Agreement (as defined below) among HALLIBURTON COMPANY (the "Company"), the Banks (as defined in the Master L/C Facility Agreement) party hereto, and CITICORP NORTH AMERICA, INC. ("CNAI"), as the Agent thereunder (the "Agent") and (ii) certain other Loan Documents. Capitalized terms defined in the Master L/C Facility Agreement and not otherwise defined herein being used herein as therein defined.

            PRELIMINARY STATEMENTS:

            (1) The Company has entered into the Master Letter of Credit Facility Agreement dated as of October 31, 2003 (as amended or otherwise modified through the date hereof, the "Master L/C Facility Agreement") with the other account parties named therein, the Banks party thereto, the Agent and the other agents named therein.

            (2) The Company, the Required Banks and the Agent have agreed to amend certain provisions of the Master L/C Facility Agreement and certain other Loan Documents as hereinafter set forth.

            NOW, THEREFORE, it is hereby agreed as follows:

            SECTION 1. Amendments to the Master L/C Facility Agreement. The Master L/C Facility Agreement is, effective as of the Amendment Effective Date (defined below), amended as follows:

            (a)   The definition of "Collateral Trust Agreement" contained in
      Section 1.01 is hereby amended and restated in full to read as follows:

            "`Collateral Trust Agreement' has the meaning specified in Section 3.01(f)(iv)."

            (b) The definition of "Consolidated Debt to Total Consolidated Capitalization Ratio" contained in Section 1.01 is hereby amended and restated in full to read as follows:

            " "Consolidated Debt to Total Consolidated Capitalization Ratio" means, as of any date of calculation, the ratio of the Borrower's Consolidated Debt outstanding on such date to the sum of (i) Consolidated Debt and (ii) Consolidated Net Worth outstanding on such date; provided, that during the period from the date of this Agreement until the time that the Borrower records the equity component of the Settlement Payments, any changes to Net Asbestos and Silica Liability and any related reduction in equity as a result of required accounting adjustments relating to the Settlement Payments, including changes related to insurance coverage, shall be disregarded for purposes of calculating the Consolidated Debt to Total Consolidated Capitalization Ratio."

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            (c)   The definition of "Pledge Agreement" contained in Section 1.01 is hereby amended and restated in full to read as follows:

            "`Pledge Agreement' has the meaning specified in Section
      3.01(f)(ii)."

            (d)   The definition of "Subsidiary Guaranty" contained in Section
      1.01 is hereby amended and restated in full to read as follows:

            "`Subsidiary Guaranty' has the meaning specified in Section 3.01(f)(iii)."

            (e) Section 1.01 is hereby further amended by adding a new definition in the appropriate alphabetical order to read as follows:

            "`364-Day Revolving Credit Agreement' means the senior secured revolving credit facility agreement, dated as of July 14, 2004, among the Company, the banks party thereto, CNAI, as agent, and the other agents named therein, as amended from time to time."

            (f) Section 5.02(b) is hereby amended by adding "and the 364-Day Revolving Credit Agreement" immediately before the period at the end of clause (xiii) thereof.

            SECTION 2. Amendments to Certain Loan Documents.

            (a) The Collateral Trust Agreement is, effective as of the Amendment Effective Date, amended and restated in full in substantially the form set forth in Exhibit A hereto.

            (b) The Pledge Agreement is, effective as of the Amendment Effective Date, amended and restated in full in substantially the form set forth in Exhibit B hereto.

            (c) The Subsidiary Guaranty is, effective as of the Amendment Effective Date, amended and restated in full in substantially the form set forth in Exhibit C hereto.

            SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") upon the satisfaction of the conditions that (a) the Agent shall have received (i) counterparts of this Amendment executed by the Company, the Agent and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment and the consent attached hereto executed by each of the Subsidiary Guarantors, (ii) counterparts of the Collateral Trust Agreement, the Pledge Agreement and the Subsidiary Guaranty, each in the amended and restated form as set forth in the appropriate exhibit hereto, executed by all the parties thereto, (iii) evidence that Amendment No. 1, dated as of the date hereof, to the Revolving Credit Agreement and the 364-Day Revolving Credit Agreement dated as of the date hereof among the Company, the banks party thereto, CNAI, as agent, and the other agents named therein, shall have become effective, (iv) evidence that the Senior Unsecured Credit Facility Agreement and all the "Commitments" (as defined therein) thereunder shall have been terminated and all amounts payable by the Company thereunder shall have been paid in full and (v) payment for all fees, costs and expenses of the Agent and the Banks that have been invoiced to the Company and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 5 below) as of the date of the Company's execution hereof; and (b) the

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following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Company, dated the Amendment Effective Date, stating that: (i) the representations and warranties contained in Section 4.01 of the Master L/C Facility Agreement are correct on and as of the Amendment Effective Date (other than any such representations and warranties that expressly relate solely to a specific earlier date), and (ii) no event has occurred and is continuing that constitutes a Default.

            SECTION 4. Effect on Master L/C Facility Agreement. On and after the effectiveness of this Amendment, each reference in the Master L/C Facility Agreement, the Collateral Trust Agreement, the Pledge Agreement or the Subsidiary Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Master L/C Facility Agreement, the Collateral Trust Agreement, the Pledge Agreement or the Subsidiary Guaranty, and each reference in each other Loan Document to "the Master LC Facility Agreement", "the Collateral Trust Agreement", "the Pledge Agreement", "the Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to the Master L/C Facility Agreement, the Collateral Trust Agreement, the Pledge Agreement or the Subsidiary Guaranty, shall mean and be a reference to the Master L/C Facility Agreement, the Collateral Trust Agreement, the Pledge Agreement or the Subsidiary Guaranty, as the case may be, as amended by this Amendment. Each of the Master L/C Facility Agreement, the Collateral Trust Agreement, the Pledge Agreement and the Subsidiary Guaranty, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 5. Payment of Fees. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with the terms of Section 8.04(a)(i) of the Master L/C Facility Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

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            IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be executed and delivered by their respective duly authorized officer as of the date first above written.

                                         HALLIBURTON COMPANY

                                         By /s/ CEDRIC W. BURGHER
                                           ____________________________________
                                           Name: Cedric W. Burgher
                                           Title: Vice President


* Bank signature pages omitted.